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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Administaff, Inc. 1997 Incentive Plan of our report dated February 12, 1999, with respect to the consolidated financial statements of Administaff, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.



                                       /s/ ERNST & YOUNG LLP


Houston, Texas
August 13, 1999